MUNIYIELD
                                                                QUALITY
                                                                FUND II, INC.

                                [GRAPHIC OMITTED]

                                                       STRATEGIC
                                                                Performance

                                                                Annual Report
                                                                October 31, 1999

MuniYield Quality Fund II, Inc.

DEAR SHAREHOLDER

For the year ended October 31, 1999, the Common Stock of MuniYield Quality Fund II, Inc. earned $0.850 per share income dividends, which included earned and unpaid dividends of $0.070. This represents a net annualized yield of 6.91%, based on a month-end net asset value of $12.31 per share. Over the same period, the total investment return on the Fund's Common Stock was -12.74%, based on a change in per share net asset value from $15.52 to $12.31, and assuming reinvestment of $1.136 per share ordinary income dividends and $0.213 per share capital gains distributions.

For the six months ended October 31, 1999, the total investment return on the Fund's Common Stock was -12.77%, based on a change in per share net asset value from $14.58 to $12.31, and assuming reinvestment of $0.413 per share income dividends.

For the six months ended October 31, 1999, the Fund's Auction Market Preferred Stock had an average yield as follows: Series A, 3.17%; Series B, 3.17%; and Series C, 3.24%.

The Municipal Market Environment

The combination of steady strong domestic economic growth, improvement in foreign economies (most notably in Japan) and increasing investor concerns regarding potential increases in US inflation put upward pressure on bond yields throughout the six-month period ended October 31, 1999. Continued strong US employment growth, particularly the decline in the US unemployment rate to 4.2% in early June, was among the reasons the Federal Reserve Board cited for raising short-term interest rates in late June and again in late August. US Treasury bond yields reacted by climbing above 6.375% by late October. However, at October month-end, economic indicators were released suggesting that, despite strong economic and employment growth in the third quarter, inflationary pressures have remained extremely well contained. This resulted in a significant rally in the US Treasury bond market, pushing US Treasury bond yields downward to end the six-month period at approximately 6.15%. During the period, yields on 30-year US Treasury bonds increased over 50 basis points (0.50%).

Long-term tax-exempt bond yields also rose during the six months ended October 31, 1999. Until early May, the municipal bond market was able to withstand much of the upward pressure on bond yields. However, investor concerns of additional moves by the Federal Reserve Board to moderate US economic growth and, more importantly, the loss of the strong technical support that the tax-exempt market enjoyed in early 1999 helped push municipal bond yields significantly higher for the remainder of the period. The yields on long-term tax-exempt revenue bonds rose nearly 90 basis points to 6.18% by October 31, 1999, as measured by the Bond Buyer Revenue Bond Index.

In recent months, the significant decline in new tax-exempt bond issuance has remained a positive factor within the municipal bond market, as it had been for much of the past year. During the last six months, more than $110 billion in long-term municipal bonds was issued, a decline of nearly 20% compared to the same period a year ago. During the past three months, $55 billion in municipal bonds was underwritten, representing a decline of nearly 10% compared to the corresponding period in 1998. Additionally, in June and July, investors received more than $40 billion in coupon income and pro-ceeds from bond maturities and early bond redemptions. These proceeds have generated considerable retail investor interest, which has helped absorb the recent diminished supply.

Although tax-exempt bond yields are at their highest level in over two years and have attracted significant retail investor interest, institutional demand has declined sharply. Long-term municipal mutual funds have seen consistent outflows in recent months as the yields of individual securities have risen faster than those of larger, more diverse mutual funds. In

MuniYield Quality Fund II, Inc.                                 October 31, 1999


addition, the demand from property/casualty insurance companies has weakened as a result of the losses, and anticipated losses, incurred as a result of the series of damaging storms across much of the eastern United States. Additionally, many institutional investors who were attracted to the municipal bond market in recent years by historically attractive tax-exempt bond yield ratios of over 90% have found other asset classes even more attractive. Even with a reduced supply position, tax-exempt issuers have been forced to repeatedly raise municipal bond yields in the attempt to attract adequate demand.

The recent relative underperformance of the municipal bond market has resulted in an opportunity for long-term investors to purchase tax-exempt issues whose yields are nearly identical with taxable US Treasury securities. At October 31, 1999, long-term uninsured municipal revenue bond yields were 100% of comparable US Treasury securities. In recent months, many taxable asset classes, such as corporate bonds, mortgage-backed securities and US agency debt, have all accelerated debt issuance. This acceleration was initiated largely to avoid issuing securities at year-end and to minimize any associated Year 2000 (Y2K) problems that may develop. However, this increased issuance has also resulted in higher yield levels in the various asset classes as lower bond prices became necessary to attract sufficient investor demand. Going forward, it is believed that the pace of non-US government debt issuance is likely to slow significantly. As the supply of this debt declines, we would expect many institutional investors to return to the municipal bond market and the attractive yield ratios available.

Looking ahead, it appears to us that long-term tax-exempt bond yields will remain under pressure, trading in a broad range centered near current levels. Investors are likely to remain concerned about future action by the Federal Reserve Board in November. Y2K considerations may prohibit any further Federal Reserve Board moves through the end of the year and the beginning of 2000. Any improvement in bond prices will probably be contingent upon weakening in both US employment growth and consumer spending. The 100 basis point rise in US Treasury bond yields seen thus far this year may negatively impact US economic growth. The US housing market will be among the first sectors likely to be affected, as some declines have already been evidenced in response to higher mortgage rates. We believe that it is also unrealistic to expect double-digit returns in US equity markets to continue indefinitely. Much of the US consumer's wealth is tied to recent stock market appreciation. Any slowing in these incredible growth rates is likely to reduce consumer spending. We believe that these factors suggest that the worst of the recent increase in bond yields has passed and stable, if not slightly improving, bond prices may be expected.

Portfolio Strategy

At the start of the six-month period ended October 31, 1999, we were neutral on interest rates. We adopted this stance based on expectations of slower US economic growth, continuing weakness in global economies and little perceived threat of an upturn in inflationary expectations. We believed tax-exempt interest rates would trade in a narrow range around then-current levels. However, interest rates increased substantially over the period as it appeared the US economy was not going to slow and most economies around the world, including Japan and Europe, showed a quick recovery soon after the turmoil of last fall.

In addition to the general increase in interest rates during the past six months, volatility in the municipal market increased substantially relative to the Treasury market. Historically, long-term tax-exempt bond yield ratios relative to US Treasury securities of comparable maturity have been approximately in the range of 84% - 86%. However, tax-exempt yield ratios began 1999 at 100% of US Treasury yields. Since then, the ratio of municipal bond yields to Treasury bond yields has fluctuated between 90% - 100%. This has been in response to greatly diminished institutional demand and the absence of crossover buyers who have historically purchased municipal bonds whenever yield ratios exceed 88% - 90%. Rising yields in corporate bond and mortgage-backed securities markets allowed these crossover accounts to remain in taxable issues. The tax-exempt bond market has not exhibited such underperformance since late 1994.

At October 31, 1999, MuniYield Quality Fund II, Inc. was positioned positively. We believe that we are approaching the highs in yields. Recent interest rate increases have largely restored investor confidence that the Federal Reserve Board will not allow inflation to rise significantly. Some decline in economic growth, particularly in the housing and retail sales sectors, can already be seen in response to interest rate increases in recent months. Additionally, history suggests that whenever tax-exempt bond yields rise

MuniYield Quality Fund II, Inc.                                 October 31, 1999

close to or above US Treasury bond yields for an extended period of time, municipal bond portfolios generate significant total returns in the following six months - twelve months.

Short-term tax-exempt bond yields averaged approximately 3.375% throughout most of the six-month period ended October 31, 1999. Short-term municipal bond yields have been much more stable than those associated with 25-year - 30-year maturity issues. This has resulted in a significant incremental yield being paid to Common Stock shareholders as a result of the Fund's leverage. Since the Federal Reserve Board is believed to be near the end of its current interest rate tightening cycle, short-term tax-exempt bond interest rates are expected to remain near their current levels. However, should the spread between short-term and long-term interest rates narrow, the benefits of the leverage will decline and, as a result, reduce the yield on the Fund's Common Stock. (For a complete explanation of the benefits and risks of leverage, see page 5 of this report to shareholders.)

In Conclusion

We appreciate your ongoing interest in MuniYield Quality Fund II, Inc., and we look forward to serving your investment needs in the months and years ahead.

Sincerely,


/s/ Terry K. Glenn

Terry K. Glenn
President


/s/ Vincent R. Giordano

Vincent R. Giordano
Senior Vice President


/s/ Robert A. DiMella

Robert A. DiMella
Vice President and Portfolio Manager

December 7, 1999

MuniYield Quality Fund II, Inc.                                 October 31, 1999

PROXY RESULTS

During the six-month period ended October 31, 1999, MuniYield Quality Fund II, Inc.'s Common Stock shareholders voted on the following proposal. Proposal 1 was not approved at a shareholders' meeting on June 23, 1999. A description of the proposal and number of shares voted are as follows:

-----------------------------------------------------------------------------------------------------------------
                                                                        Shares Voted   Shares Voted  Shares Voted
                                                                             For          Against       Abstain
-----------------------------------------------------------------------------------------------------------------
1. To approve an amendment to the Articles Supplementary of the Fund.    11,360,364       734,800       582,106
-----------------------------------------------------------------------------------------------------------------

During the six-month period ended October 31, 1999, MuniYield Quality Fund II, Inc.'s Preferred Stock shareholders (Series A, B, C and D) voted on the following proposal. Proposal 1 was not approved at a shareholders' meeting on June 23, 1999. A description of the proposal and number of shares voted are as follows:

-------------------------------------------------------------------------------------------------------------------------
                                                                                Shares Voted   Shares Voted  Shares Voted
                                                                                     For          Against       Abstain
-------------------------------------------------------------------------------------------------------------------------
1. To approve an amendment to the Articles Supplementary of the Fund as follows:
                                            Series A                                 148             0            200
                                            Series B                                 882             0              8
                                            Series C                                 378            44              0
-------------------------------------------------------------------------------------------------------------------------

QUALITY PROFILE

The quality ratings of securities in the Fund as of October 31, 1999 were as follows:

-------------------------------------------------------------------------------
                                                                     Percent of
S&P Rating/Moody's Rating                                            Net Assets
-------------------------------------------------------------------------------
AAA/Aaa ............................................................    54.9%
AA/Aa ..............................................................    10.2
A/A ................................................................    14.5
BBB/Baa ............................................................    13.7
BB/Ba ..............................................................     0.9
B/B ................................................................     0.4
CC/Ca ..............................................................     0.4
NR (Not Rated) .....................................................     2.1
Other* .............................................................     2.7
-------------------------------------------------------------------------------
* Temporary investments in short-term municipal securities.

MuniYield Quality Fund II, Inc.                                 October 31, 1999

THE BENEFITS AND RISKS OF LEVERAGING

MuniYield Quality Fund II, Inc. utilizes leveraging to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value of the fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed-rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in these securities.

MuniYield Quality Fund II, Inc.                                 October 31, 1999

SCHEDULE OF INVESTMENTS                                           (in Thousands)

                        S&P    Moody's    Face                                                                      Value
State                 Ratings  Ratings   Amount                            Issue                                  (Note 1a)
---------------------------------------------------------------------------------------------------------------------------
Alabama -- 4.3%        AAA      NR*      $12,070  Jefferson County, Alabama, Sewer Revenue Bonds, RIB,
                                                  Series 124, 6.93% due 2/01/2036 (c)(h)                            $ 9,380
                       AAA      Aaa       10,000  Jefferson County, Alabama, Sewer Revenue Refunding Warrants,
                                                  Series A, 5.375% due 2/01/2027 (c)                                  9,066
---------------------------------------------------------------------------------------------------------------------------
Alaska -- 0.6%         A-       A2         2,580  Alaska Industrial Development and Export Authority Revenue
                                                  Bonds (Revolving Fund), AMT, Series A, 6.375% due 4/01/2008         2,706
---------------------------------------------------------------------------------------------------------------------------
California -- 9.8%     AAA      Aaa       12,485  Anaheim, California, Public Financing Authority, Lease Revenue
                                                  Bonds (Public Improvements Project), Sub-Series C,
                                                  5.90% due 9/01/2034 (d)(j)                                          1,487
                       NR*      A2         7,500  California Health Facilities Finance Authority Revenue Bonds
                                                  (Cedars-Sinai Medical Center), Series A, 6.25% due 12/01/2034       7,392
                       AAA      Aaa        9,650  California State, GO, 4.50% due 12/01/2024 (c)                      7,700
                                                  California State, GO, Refunding:
                       AAA      Aaa       10,000    4.25% due 10/01/2026 (f)                                          7,579
                       AA-      Aa3        5,000    (Veterans Bonds), AMT, Series BH, 5.60% due 12/01/2032            4,592
                       AAA      Aaa        7,500  Los Angeles, California, Unified School District, GO,
                                                  Series B, 5% due 7/01/2023 (c)                                      6,566
                       AAA      Aaa        8,000  San Francisco, California, City and County Airport Commission,
                                                  International Airport Revenue Bonds, Second Series,
                                                  Issue 15-B, 4.50% due 5/01/2028 (f)                                 6,289
---------------------------------------------------------------------------------------------------------------------------
Colorado -- 0.1%       A1+      VMIG1+       200  Moffat County, Colorado, PCR, Refunding (Pacificorp Projects),
                                                  VRDN, 3.50% due 5/01/2013 (a)(i)                                      200
---------------------------------------------------------------------------------------------------------------------------
Connecticut -- 1.4%                               Connecticut State Regional Learning Educational Service
                                                  Center Revenue Bonds (Office/Education Center Facility):
                       NR*      NR*        1,290    7.50% due 2/01/2005                                               1,339
                       NR*      NR*        1,100    7.75% due 2/01/2015                                               1,188
                       NR*      Baa3       4,000   Mashantucket Western Pequot Tribe, Connecticut, Special
                                                  Revenue Refunding Bonds, Sub-Series A, 5.50% due 9/01/2028          3,524
---------------------------------------------------------------------------------------------------------------------------
District of                                       District of Columbia, GO, Refunding, Series B (d):
Columbia -- 2.3%       AAA      Aaa        5,000    5.50% due 6/01/2013                                               4,901
                       AAA      Aaa        5,000    5.50% due 6/01/2014                                               4,839
---------------------------------------------------------------------------------------------------------------------------
Florida -- 4.0%        AAA      Aaa       10,000  Florida State Board of Education, Capital Outlay, GO
                                                  (Public Education), Series B, 4.50% due 6/01/2023 (f)               8,034
                       NR*      Aaa        5,500  Orange County, Florida, School Board COP, RIB, Series 130,
                                                  6.67% due 8/01/2023 (f)(h)                                          4,462
                       NR*      B1         2,080  Palm Bay, Florida, Lease Revenue Refunding Bonds (Florida
                                                  Education and Research Foundation Project), Series A,
                                                  7% due 9/01/2024                                                    1,919
                       A1+      VMIG1+     2,500  Saint Lucie County, Florida, PCR, Refunding (Florida Power and
                                                  Light Company Project), VRDN, 3.55% due 3/01/2027 (i)               2,500
---------------------------------------------------------------------------------------------------------------------------

PORTFOLIO ABBREVIATIONS

To simplify the listings of MuniYield Quality Fund II, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list below and at right.

AMT      Alternative Minimum Tax (subject to)
COP      Certificates of Participation
GO       General Obligation Bonds
HDA      Housing Development Authority
HFA      Housing Finance Agency
IDB      Industrial Development Board
M/F      Multi-Family
PCR      Pollution Control Revenue Bonds
RIB      Residual Interest Bonds
RITR     Residual Interest Trust Receipts
S/F      Single-Family
VRDN     Variable Rate Demand Notes

MuniYield Quality Fund II, Inc.                                 October 31, 1999

SCHEDULE OF INVESTMENTS (continued)                               (in Thousands)

                        S&P    Moody's    Face                                                                      Value
State                 Ratings  Ratings   Amount                            Issue                                  (Note 1a)
---------------------------------------------------------------------------------------------------------------------------
Idaho -- 0.1%          NR*      NR*      $   465  Idaho Student Loan Fund Marketing Association, Inc., Student
                                                  Loan Revenue Refunding Bonds, AMT, Sub-Series 1, 6.80%
                                                  due 10/01/2006                                                  $     473
---------------------------------------------------------------------------------------------------------------------------
Illinois -- 6.1%       AAA      Aaa       10,000  Chicago, Illinois, Board of Education, GO (Chicago School Reform
                                                  Project), Series A, 5.25% due 12/01/2022 (a)                        8,931
                       NR*      Aaa        4,385  Chicago, Illinois, M/F Housing Revenue Bonds (Bryn Mawr/
                                                  Belle Project), AMT, 6.125% due 6/01/2039 (e)                       4,349
                       AAA      Aaa        7,000  Illinois Development Finance Authority, PCR, Refunding (Illinois
                                                  Power Company Project), Series B, 5.40% due 3/01/2028 (f)           6,310
                       NR*      Aaa        6,000  Illinois Student Assistance Commission, Student Loan Revenue
                                                  Refunding Bonds, AMT, Senior Series BB, 6.75% due 3/01/2015         6,197
---------------------------------------------------------------------------------------------------------------------------
Indiana -- 3.6%        AAA      NR*        2,675  Indiana Bond Bank Revenue Bonds (State Revolving Fund
                                                  Program), Series A, 6.75% due 2/01/2017                             2,875
                       AA       NR*        3,100  Indianapolis, Indiana, Local Public Improvement Bond Bank
                                                  Revenue Refunding Bonds, Series D, 6.75% due 2/01/2020              3,274
                       AAA      Aaa        9,230  Marion County, Indiana, Convention and Recreational Facilities
                                                  Authority, Excise Tax Revenue Refunding Bonds, Lease Rental,
                                                  Series A, 5.375% due 6/01/2013 (a)                                  8,948
---------------------------------------------------------------------------------------------------------------------------
Kentucky -- 0.7%       NR*      NR*        3,000  Perry County, Kentucky, Solid Waste Disposal Revenue Bonds
                                                  (TJ International Project), AMT, 7% due 6/01/2024                   3,093
---------------------------------------------------------------------------------------------------------------------------
Louisiana -- 1.8%      A1+      VMIG1+     7,600  Louisiana State Offshore Terminal Authority, Deepwater Port
                                                  Revenue Refunding Bonds (1st Stage A-Loop Inc.), VRDN,
                                                  3.50% due 9/01/2008 (i)                                             7,600
---------------------------------------------------------------------------------------------------------------------------
Massachusetts -- 4.2%  BBB+     Baa2       2,000  Massachusetts Municipal Wholesale Electric Company,
                                                  Power Supply System Revenue Refunding Bonds, Series A,
                                                  6.75% due 7/01/2011                                                 2,120
                       A+       Aa3        5,455  Massachusetts State, HFA, S/F Housing Revenue Bonds, AMT,
                                                  Series 40, 6.60% due 12/01/2024                                     5,597
                       AA+      Aa2        2,500  Massachusetts State Health and Educational Facilities Authority
                                                  Revenue Bonds (Daughters of Charity-Carney), Series D,
                                                  6.10% due 7/01/2006 (g)                                             2,651
                                                  Massachusetts State Health and Educational Facilities Authority,
                                                  Revenue Refunding Bonds (New England Memorial Hospital),
                                                  Series B (k):
                       NR*      Ca         2,416    6% due 7/01/2008                                                    607
                       NR*      Ca         4,201    6.125% due 7/01/2013                                              1,056
                       AAA      Aaa        7,000  Massachusetts State Water Resource Authority Revenue Bonds,
                                                  Series B, 5% due 12/01/2025 (f)                                     6,009
---------------------------------------------------------------------------------------------------------------------------
Michigan -- 2.0%       NR*      Aaa        9,830  Wayne Charter County, Michigan, Airport Revenue Bonds, RIB,
                                                  AMT, Series 68, 6.845% due 12/01/2017 (f)(h)                        8,313
---------------------------------------------------------------------------------------------------------------------------
Mississippi -- 1.5%    A        A2         6,000  Lowndes County, Mississippi, Solid Waste Disposal and PCR,
                                                  Refunding (Weyerhaeuser Company Project), Series A,
                                                  6.80% due 4/01/2022                                                 6,395
---------------------------------------------------------------------------------------------------------------------------
New Jersey -- 2.1%     AAA      Aaa        5,000  Cape May County, New Jersey, Industrial Pollution Control
                                                  Financing Authority, Revenue Refunding Bonds (Atlantic City
                                                  Electric Company Project), Series B, 7% due 11/01/2029 (f)          5,479
                       AAA      Aaa        3,700  New Jersey State Transportation Trust Fund Authority Revenue
                                                  Bonds (Transportation System), Series A, 5.125% due 12/15/2014 (f)  3,497
---------------------------------------------------------------------------------------------------------------------------
New Mexico -- 1.2%     A-       A2         5,000  Lordsburg, New Mexico, PCR, Refunding (Phelps Dodge
                                                  Corporation Project), 6.50% due 4/01/2013                           5,053
---------------------------------------------------------------------------------------------------------------------------

MuniYield Quality Fund II, Inc.                                 October 31, 1999

SCHEDULE OF INVESTMENTS (continued)                               (in Thousands)

                        S&P    Moody's    Face                                                                      Value
State                 Ratings  Ratings   Amount                            Issue                                  (Note 1a)
---------------------------------------------------------------------------------------------------------------------------
New York -- 17.9%                                 Long Island Power Authority, New York, Electric System
                                                  Revenue Refunding Bonds, Series A:
                       AAA      Aaa      $ 5,000    5.125% due 12/01/2022 (d)                                      $  4,418
                       AAA      Aaa       29,625    5.50% due 12/01/2029 (f)                                         27,417
                       AAA      Aaa       10,380  Metropolitan Transportation Authority, New York, Commuter
                                                  Facilities Revenue Refunding Bonds, Series B,
                                                  4.75% due 7/01/2026 (c)                                             8,498
                       AAA      Aaa       10,000  Metropolitan Transportation Authority, New York,
                                                  Transportation Facilities Revenue Refunding Bonds,
                                                  Series B, 4.75% due 7/01/2026 (c)                                   8,187
                       AAA      Aaa        9,280  Nassau Health Care Corporation, New York, Health System
                                                  Revenue Bonds, 5.75% due 8/01/2022 (d)                              8,949
                                                  New York City, New York, City Transitional Finance Authority
                                                  Revenue Bonds, Future Tax Secured:
                       AA       Aa3       10,000    Series B, 4.75% due 11/01/2018                                    8,453
                       NR*      VMIG1+       600    VRDN, Series C, 3.50% due 5/01/2028 (i)                             600
                       AAA      NR*       10,000  New York State Dormitory Authority, Revenue Refunding Bonds,
                                                  RIB, Series 45, 6.675% due 7/01/2025 (f)(h)                         7,927
                       AAA      Aaa        2,000  New York State Urban Development Corporation Revenue Bonds
                                                  (Correctional Facilities Service Contract), Series B, 4.75%
                                                  due 1/01/2028 (a)                                                   1,630
---------------------------------------------------------------------------------------------------------------------------
North Carolina --      A        A2        14,750  Martin County, North Carolina, Industrial Facilities and Pollution
4.0%                                              Control Financing Authority Revenue Bonds (Solid Waste
                                                  Disposal -- Weyerhaeuser Company), AMT, 6.80% due 5/01/2024        15,342
                       AAA      Aaa        1,975  Wilmington, North Carolina, COP, Series A, 5.30% due 6/01/2019 (f)  1,816
---------------------------------------------------------------------------------------------------------------------------
Ohio -- 3.7%           BBB      NR*        6,000  Dayton, Ohio, Special Facilities Revenue Refunding Bonds
                                                  (Emery Air Freight), Series A, 5.625% due 2/01/2018                 5,355
                       AA       Aa3        2,000  Franklin County, Ohio, Hospital Revenue Refunding Bonds
                                                  (Holy Cross Health System Corporation), 5.875% due 6/01/2021        1,946
                       BBB+     Baa2      10,000  Ohio State Solid Waste Disposal Revenue Bonds (USG Corporation
                                                  Project), AMT, 5.60% due 8/01/2032                                  8,483
---------------------------------------------------------------------------------------------------------------------------
Oklahoma -- 1.1%       BBB-     Baa1       5,000  Tulsa, Oklahoma, Municipal Airport Trust, Revenue Refunding
                                                  Bonds (American Airlines Project), 6.25% due 6/01/2020              4,866
---------------------------------------------------------------------------------------------------------------------------
Oregon -- 2.4%         NR*      Baa2       9,500  Oregon State Economic Development, Revenue Refunding
                                                  Bonds (Georgia Pacific Corp. Project), AMT, Series 183,
                                                  5.70% due 12/01/2025                                                8,330
                       BBB+     A3         2,000  Port Umpqua, Oregon, PCR, Refunding (International Paper
                                                  Co. Projects), Series B, 5.20% due 6/01/2011                        1,926
---------------------------------------------------------------------------------------------------------------------------
Pennsylvania -- 2.1%   AAA      Aaa       10,800  Philadelphia, Pennsylvania, GO, Refunding, 4.75% due 5/15/2020 (c)  9,027
---------------------------------------------------------------------------------------------------------------------------
Rhode Island -- 1.6%                              Rhode Island Depositors, Economic Protection Corporation,
                                                  Special Obligation Revenue Refunding Bonds, Series A:
                       A-       Baa1       1,120    5.75% due 8/01/2021                                               1,095
                       A-       NR*        1,880    5.75% due 8/01/2021 (b)                                           1,839
                       AAA      Aaa        4,010  Rhode Island State Health and Educational Building Corporation
                                                  Revenue Bonds, Higher Education Facilities (University of Rhode
                                                  Island), Series A, 5.70% due 9/15/2024 (f)                          3,804
---------------------------------------------------------------------------------------------------------------------------
South Carolina --      A        A2         5,765  Berkeley County, South Carolina, Pollution Control Facilities,
3.0%                                              Revenue Refunding Bonds (South Carolina Electric and Gas
                                                  Company), 6.50% due 10/01/2014                                      6,005
                       A+       A1         2,950  Fairfield County, South Carolina, PCR (South Carolina Electric
                                                  and Gas Company), 6.50% due 9/01/2014                               3,125
                       AA       Aa3        1,000  Florence County, South Carolina, Pollution Control Facility
                                                  Revenue Bonds (E.I. Du Pont), Series A, 6.35% due 7/01/2022         1,008
                       NR*      NR*        2,500  Spartanburg County, South Carolina, Solid Waste Disposal Facilities
                                                  Revenue Bonds (BMW Project), AMT, 7.55% due 11/01/2024              2,717
---------------------------------------------------------------------------------------------------------------------------

MuniYield Quality Fund II, Inc.                                 October 31, 1999

SCHEDULE OF INVESTMENTS (concluded)                               (in Thousands)

                        S&P    Moody's    Face                                                                      Value
State                 Ratings  Ratings   Amount                            Issue                                  (Note 1a)
---------------------------------------------------------------------------------------------------------------------------
Tennessee -- 2.0%      BBB      Baa1     $ 5,000  McMinn County, Tennessee, IDB, Solid Waste Revenue
                                                  Bonds (Recycling Facility -- Calhoun Newsprint), AMT,
                                                  7.40% due 12/01/2022                                             $  5,294
                       AAA      Aaa        3,600  Metropolitan Government, Nashville and Davidson County,
                                                  Tennessee, GO, Series A, 5.125% due 11/15/2027 (c)                  3,145
---------------------------------------------------------------------------------------------------------------------------
Texas -- 9.4%          BBB-     Baa1       5,000  Dallas-Fort Worth, Texas, International Airport Facilities,
                                                  Improvement Corporation Revenue Bonds (American Airlines
                                                  Inc.), AMT, 6.375% due 5/01/2035                                    4,787
                       A1+      VMIG1+       400  Gulf Coast Waste Disposal Authority, Texas, PCR, Refunding
                                                  (Amoco Oil Company Project), VRDN, 3.50% due 10/01/2017 (i)           400
                       BBB      Baa1       4,200  Gulf Coast Waste Disposal Authority, Texas, Revenue Bonds
                                                  (Champion International Corporation), AMT, 7.375% due 10/01/2025    4,436
                       NR*      Aaa       10,000  Harris County, Texas, Health Facilities Development
                                                  Corporation, Hospital Revenue Bonds, RITR, Series 23,
                                                  6.47% due 6/01/2027 (d)(h)                                          7,451
                       BB-      Ba1        4,000  Lower Colorado River Authority, Texas, PCR (Samsung Austin
                                                  Semiconductor), AMT, 6.375% due 4/01/2027                           3,891
                       AAA      Aaa        6,350  Matagorda County, Texas, Navigation District Number 1,
                                                  Revenue Refunding Bonds (Reliant Energy Inc.), Series A,
                                                  5.25% due 6/01/2026 (a)                                             5,598
                       NR*      Aa1       13,500  San Antonio, Texas, Electric and Gas Revenue Refunding Bonds,
                                                  RIB, Series 77, 6.645% due 2/01/2016 (h)                           11,573
                       BBB      Baa2       1,935  Tarrant County, Texas, Health Facilities Development Corporation,
                                                  Hospital Revenue Refunding Bonds (Fort Worth), 7% due 5/15/2028     2,005
---------------------------------------------------------------------------------------------------------------------------
Utah -- 1.1%           AAA      Aaa        4,615  Utah State, HFA, S/F Mortgage Revenue Refunding Bonds, AMT,
                                                  Series C-2, Class I, 6.05% due 7/01/2022                            4,592
---------------------------------------------------------------------------------------------------------------------------
Virginia -- 3.2%                                  Pocahontas Parkway Association, Virginia, Toll Road Revenue
                                                  Bonds, Senior Series B (j):
                       BBB-     Baa3      26,500    5.875% due 8/15/2024                                              4,836
                       BBB-     Baa3      48,400    5.95% due 8/15/2034                                               4,447
                       AA+      Aa1        4,155
                                                  Virginia State, HDA, Commonwealth Mortgage Revenue Bonds, AMT,
                                                  Series B, Sub-Series B-1, 6.375% due 7/01/2026                      4,231
---------------------------------------------------------------------------------------------------------------------------
West Virginia -- 2.5%  A        A2        11,395  Braxton County, West Virginia, Solid Waste Disposal Revenue
                                                  Bonds (Weyerhaeuser Company Project), AMT, 5.80% due 6/01/2027     10,667
---------------------------------------------------------------------------------------------------------------------------
Total Investments (Cost -- $451,473) -- 99.8%                                                                       424,606

Other Assets Less Liabilities -- 0.2%                                                                                   675
                                                                                                                   --------
Net Assets -- 100.0%                                                                                               $425,281
                                                                                                                   ========
---------------------------------------------------------------------------------------------------------------------------

(a)   AMBAC Insured.
(b)   Escrowed to maturity.
(c)   FGIC Insured.
(d)   FSA Insured.
(e)   GNMA Collateralized.
(f)   MBIA Insured.
(g)   Prerefunded.
(h) The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at October 31, 1999.
(i) The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at October 31, 1999.
(j) Represents a zero coupon bond; the interest rate shown reflects the effective yield at the time of purchase by the Fund.
(k)   Non-income producing security.
  *   Not Rated.
  +   Highest short-term rating by Moody's Investors Service, Inc.
Ratings of issues shown have not been audited by Deloitte & Touche LLP.

See Notes to Financial Statements.

MuniYield Quality Fund II, Inc.                                 October 31, 1999

FINANCIAL INFORMATION

Statement of Assets, Liabilities and Capital as of October 31, 1999

Assets:              Investments, at value (identified cost -- $451,473,334) (Note 1a) ..........                 $424,605,547
                     Cash .......................................................................                       67,949
                     Interest receivable ........................................................                    8,569,677
                     Prepaid expenses and other assets ..........................................                       54,900
                                                                                                                  ------------
                     Total assets ...............................................................                  433,298,073
                                                                                                                  ------------
------------------------------------------------------------------------------------------------------------------------------
Liabilities:         Payables:
                       Securities purchased ..................................................... $  7,334,994
                       Dividends to shareholders (Note 1e) ......................................      387,823
                       Investment adviser (Note 2) ..............................................      206,485       7,929,302
                                                                                                  ------------
                     Accrued expenses and other liabilities .....................................                       87,484
                                                                                                                  ------------
                     Total liabilities ..........................................................                    8,016,786
                                                                                                                  ------------
------------------------------------------------------------------------------------------------------------------------------
Net Assets:          Net assets .................................................................                 $425,281,287
                                                                                                                  ============
------------------------------------------------------------------------------------------------------------------------------
Capital:             Capital Stock (200,000,000 shares authorized) (Note 4):
                       Preferred Stock, par value $.05 per share (6,000 shares of AMPS*
                       issued and outstanding at $25,000 per share liquidation preference) ......                 $150,000,000
                       Common Stock, par value $.10 per share (22,366,930 shares issued and outstanding) ......................................................... $  2,236,693
                     Paid-in capital in excess of par ...........................................  311,763,292
                     Undistributed investment income -- net .....................................    4,519,911
                     Accumulated realized capital losses on investments -- net (Note 5) .........   (4,291,623)
                     Accumulated distributions in excess of realized capital gains on investments-- net (Note 1e) ................................................  (12,079,199)
                     Unrealized depreciation on investments -- net ..............................  (26,867,787)
                                                                                                  ------------
                     Total -- Equivalent to $12.31 net asset value per share of Common Stock
                     (market price -- $11.50) ...................................................                  275,281,287
                                                                                                                  ------------
                     Total capital ..............................................................                 $425,281,287
                                                                                                                  ============
------------------------------------------------------------------------------------------------------------------------------

*     Auction Market Preferred Stock.

      See Notes to Financial Statements.

MuniYield Quality Fund II, Inc.                                 October 31, 1999

Statement of Operations

                                                                                                            For the Year Ended
                                                                                                              October 31, 1999
------------------------------------------------------------------------------------------------------------------------------
Investment Income    Interest and amortization of premium and discount earned ..................                  $ 26,314,806
(Note 1d):
------------------------------------------------------------------------------------------------------------------------------
Expenses:            Investment advisory fees (Note 2) .........................................    $  2,326,561
                     Commission fees (Note 4) ..................................................         379,480
                     Professional fees .........................................................          99,861
                     Transfer agent fees .......................................................          90,299
                     Accounting services (Note 2) ..............................................          79,515
                     Listing fees ..............................................................          32,441
                     Custodian fees ............................................................          28,792
                     Directors' fees and expenses ..............................................          23,176
                     Printing and shareholder reports ..........................................          22,081
                     Pricing fees ..............................................................          11,344
                     Other .....................................................................          32,035
                                                                                                    ------------
                     Total expenses ............................................................                     3,125,585
                                                                                                                  ------------
                     Investment income -- net ..................................................                    23,189,221
                                                                                                                  ------------
------------------------------------------------------------------------------------------------------------------------------
Realized & Unreal-   Realized loss on investments -- net .......................................                    (9,987,837)
ized Loss on         Change in unrealized appreciation/depreciation on investments -- net ......                   (49,375,676)
Investments -- Net                                                                                                ------------
(Notes 1b, 1d & 3):  Net Decrease in Net Assets Resulting from Operations ......................                  $(36,174,292)
                                                                                                                  ============
------------------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

MuniYield Quality Fund II, Inc.                                 October 31, 1999

Statements of Changes in Net Assets

                                                                                                For the Year Ended October 31,
                                                                                                ------------------------------
Increase (Decrease) in Net Assets:                                                                   1999           1998
------------------------------------------------------------------------------------------------------------------------------
Operations:          Investment income -- net ................................................  $ 23,189,221    $ 24,366,212
                     Realized gain (loss) on investments -- net ..............................    (9,987,837)     12,877,595
                     Change in unrealized appreciation/depreciation on investments -- net ....   (49,375,676)     (2,932,168)
                                                                                                ------------    ------------
                     Net increase (decrease) in net assets resulting from operations .........   (36,174,292)     34,311,639
                                                                                                ------------    ------------
------------------------------------------------------------------------------------------------------------------------------
Dividends &          Investment income -- net:
Distributions to       Common Stock ..........................................................   (19,226,452)    (19,296,155)
Shareholders           Preferred Stock .......................................................    (4,115,440)     (3,794,200)
(Note 1e):           In excess of realized gain on investments -- net:
                       Common Stock ..........................................................   (10,757,359)     (7,414,382)
                       Preferred Stock .......................................................    (1,321,840)     (2,540,240)
                                                                                                ------------    ------------
                     Net decrease in net assets resulting from dividends and distributions
                     to shareholders .........................................................   (35,421,091)    (33,044,977)
                                                                                                ------------    ------------
------------------------------------------------------------------------------------------------------------------------------
Capital Stock        Value of shares issued to Common Stock shareholders in reinvestment
Transactions         of dividends and distributions ..........................................     4,380,299              --
(Note 4):                                                                                       ------------    ------------
------------------------------------------------------------------------------------------------------------------------------
Net Assets:          Total increase (decrease) in net assets .................................   (67,215,084)      1,266,662
                     Beginning of year .......................................................   492,496,371     491,229,709
                                                                                                ------------    ------------
                     End of year* ............................................................  $425,281,287    $492,496,371
                                                                                                ============    ============
------------------------------------------------------------------------------------------------------------------------------
                    *Undistributed investment income --  net .................................  $  4,519,911    $  4,672,582
                                                                                                ============    ============
------------------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

MuniYield Quality Fund II, Inc.                                 October 31, 1999

FINANCIAL INFORMATION (concluded)

Financial Highlights

The following per share data and ratios have been derived
from information provided in the financial statements.                                     For the Year Ended October 31,
                                                                              -----------------------------------------------------
Increase (Decrease) in Net Asset Value:                                         1999        1998       1997       1996       1995
-----------------------------------------------------------------------------------------------------------------------------------
Per Share            Net asset value, beginning of year ....................  $  15.52    $  15.46   $  14.86   $  14.64   $  13.20
Operating                                                                     --------    --------   --------   --------   --------
Performance:         Investment income -- net ..............................      1.04        1.10       1.15       1.16       1.16
                     Realized and unrealized gain (loss) on investments
                       -- net ..............................................     (2.65)        .46        .64        .23       1.53
                                                                              --------    --------   --------   --------   --------
                     Total from investment operations ......................     (1.61)       1.56       1.79       1.39       2.69
                                                                              --------    --------   --------   --------   --------
                     Less dividends and distributions to Common Stock
                     shareholders:
                       Investment income -- net ............................      (.86)       (.87)      (.91)      (.92)      (.89)
                       Realized gain on investments -- net .................        --        (.34)      (.03)        --       (.10)
                       In excess of realized gain on investments -- net ....      (.49)         --         --         --         --+
                                                                              --------    --------   --------   --------   --------
                     Total dividends and distributions to Common
                     Stock shareholders ....................................     (1.35)      (1.21)      (.94)      (.92)      (.99)
                                                                              --------    --------   --------   --------   --------
                     Effect of Preferred Stock activity:
                       Dividends and distributions to Preferred
                       Stock shareholders:
                         Investment income -- net ..........................      (.19)       (.17)      (.24)      (.25)      (.25)
                         Realized gain on investments -- net ...............        --        (.12)      (.01)        --       (.01)
                         In excess of realized gain on investments -- net ..      (.06)         --         --         --         --+
                                                                              --------    --------   --------   --------   --------
                     Total effect of Preferred Stock activity ..............      (.25)       (.29)      (.25)      (.25)      (.26)
                                                                              --------    --------   --------   --------   --------
                     Net asset value, end of year ..........................  $  12.31    $  15.52   $  15.46   $  14.86   $  14.64
                                                                              ========    ========   ========   ========   ========
                     Market price per share, end of year ...................  $  11.50    $15.1875   $ 14.375   $  13.50   $ 12.625
                                                                              ========    ========   ========   ========   ========
-----------------------------------------------------------------------------------------------------------------------------------
Total Investment     Based on market price per share .......................    (16.70%)     14.51%     13.86%     14.50%     23.09%
Return:*                                                                      ========    ========   ========   ========   ========
                     Based on net asset value per share ....................    (12.74%)      8.80%     11.24%      8.68%     20.30%
                                                                              ========    ========   ========   ========   ========
-----------------------------------------------------------------------------------------------------------------------------------
Ratios Based on      Total expenses** ......................................       .99%        .95%       .95%       .98%      1.01%
Average Net Assets                                                            ========    ========   ========   ========   ========
of Common Stock:     Total investment income -- net** ......................      7.31%       7.21%      7.50%      7.88%      8.42%
                                                                              ========    ========   ========   ========   ========
                     Amount of dividends to Preferred Stock shareholders ...      1.30%       1.12%      1.55%      1.67%      1.81%
                                                                              ========    ========   ========   ========   ========
                     Investment income -- net, to Common Stock shareholders       6.01%       6.09%      5.95%      6.21%      6.61%
                                                                              ========    ========   ========   ========   ========
-----------------------------------------------------------------------------------------------------------------------------------
Ratios Based on      Total expenses ........................................       .67%        .66%       .66%       .67%       .68%
Total Average Net                                                             ========    ========   ========   ========   ========
Assets:++**          Total investment income -- net ........................      4.97%       4.98%      5.22%      5.36%      5.63%
                                                                              ========    ========   ========   ========   ========
-----------------------------------------------------------------------------------------------------------------------------------
Ratios Based on      Dividends to Preferred Stock shareholders .............      2.75%       2.53%      3.48%      3.61%      3.68%
Average Net Assets                                                            ========    ========   ========   ========   ========
of Preferred Stock:
-----------------------------------------------------------------------------------------------------------------------------------
Supplemental         Net assets, net of Preferred Stock, end
Data:                of year (in thousands) ................................  $275,281    $342,496   $341,230   $327,881   $323,033
                                                                              ========    ========   ========   ========   ========
                     Preferred Stock outstanding, end of year (in thousands)  $150,000    $150,000   $150,000   $150,000   $150,000
                                                                              ========    ========   ========   ========   ========
                     Portfolio turnover ....................................    164.45%     154.08%    201.87%     95.49%     79.27%
                                                                              ========    ========   ========   ========   ========
-----------------------------------------------------------------------------------------------------------------------------------
Leverage:            Asset coverage per $1,000 .............................  $  2,835    $  3,283   $  3,275   $  3,186   $  3,154
                                                                              ========    ========   ========   ========   ========
-----------------------------------------------------------------------------------------------------------------------------------
Dividends Per        Series A -- Investment income -- net ..................  $    706    $    629   $    869   $    897   $    885
Share on                                                                      ========    ========   ========   ========   ========
Preferred Stock      Series B -- Investment income -- net ..................  $    702    $    634   $    868   $    899   $    942
Outstanding                                                                   ========    ========   ========   ========   ========
                     Series C -- Investment income -- net ..................  $    650    $    634   $    872   $    910   $    934
                                                                              ========    ========   ========   ========   ========
-----------------------------------------------------------------------------------------------------------------------------------

 * Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.
**    Do not reflect the effect of dividends to Preferred Stock shareholders.
 +    Amount is less than $.01 per share.
++    Includes Common and Preferred Stock average net assets.

See Notes to Financial Statements.

MuniYield Quality Fund II, Inc.                                 October 31, 1999

NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:

MuniYield Quality Fund II, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in accordance with generally accepted accounting principles, which may require the use of management accruals and estimates. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MQT. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments -- The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts -- The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options -- The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest

MuniYield Quality Fund II, Inc.                                 October 31, 1999

income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Dividends and distributions -- Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. Distributions in excess of realized capital gains are due primarily to differing tax treatments for futures transactions.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .50% of the Fund's average weekly net assets, including proceeds from the issuance of Preferred Stock.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended October 31, 1999 were $749,127,790 and $771,493,873, respectively.

Net realized gains (losses) for the year ended October 31, 1999 and net unrealized losses as of October 31, 1999 were as follows:

--------------------------------------------------------------------------------
                                                 Realized           Unrealized
                                              Gains (Losses)          Losses
--------------------------------------------------------------------------------
Long-term investments .......................  $(12,501,096)       $(26,867,787)
Financial futures contracts .................     2,513,259                  --
                                               ------------        ------------
Total .......................................  $ (9,987,837)       $(26,867,787)
                                               ============        ============
--------------------------------------------------------------------------------

As of October 31, 1999, net unrealized depreciation for Federal income tax purposes aggregated $26,867,787, of which $3,836,539 related to appreciated securities and $30,704,326 related to depreciated securities. The aggregate cost of investments at October 31, 1999 for Federal income tax purposes was $451,473,334.

4. Capital Stock Transactions:

The Fund is authorized to issue 200,000,000 shares of capital stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of capital stock without approval of the holders of Common Stock.

Common Stock

Shares issued and outstanding during the year ended October 31, 1999 increased by 296,045 as a result of dividend reinvestment and during the year ended October 31, 1998 remained constant.

Preferred Stock

Auction Market Preferred Stock ("AMPS") are shares of Preferred Stock of the Fund, with a par value of $.05 per share and a liquidation preference of $25,000 per share, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at October 31, 1999 were as follows: Series A, 3.70%; Series B, 3.70%; and Series C, 3.129%.

Shares issued and outstanding during the years ended October 31, 1999 and October 31, 1998 remained constant.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from .25% to .375%, calculated on the proceeds of each auction. For the year ended October 31, 1999, Merrill Lynch, Pierce, Fenner & Smith Incorporated, an affiliate of FAM, earned $135,635 as commissions.

5. Capital Loss Carryforward:

At October 31, 1999, the Fund had a net capital loss carryforward of approximately $14,562,000, all of which expires in 2007. This amount will be available to offset like amounts of any future taxable gains.

6. Subsequent Event:

On November 8, 1999, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.070000 per share, payable on November 29, 1999 to shareholders of record as of November 22, 1999.

MuniYield Quality Fund II, Inc.                                 October 31, 1999

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders,
MuniYield Quality Fund II, Inc.:

We have audited the accompanying statement of assets, liabilities and capital, including the schedule of investments, of MuniYield Quality Fund II, Inc. as of October 31, 1999, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at October 31, 1999 by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MuniYield Quality Fund II, Inc. as of October 31, 1999, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
December 9, 1999

MuniYield Quality Fund II, Inc.                                 October 31, 1999

IMPORTANT TAX INFORMATION (unaudited)

All of the net investment income distributions paid by MuniYield Quality Fund II, Inc. during its taxable year ended October 31, 1999 qualify as tax-exempt interest dividends for Federal income tax purposes. Additionally, the following table summarizes the taxable distributions paid by the Fund during the year:

------------------------------------------------------------------------------------------------------------------
                                                                       Payable        Ordinary         Long-Term
                                                                        Date           Income       Capital Gains*
------------------------------------------------------------------------------------------------------------------
Common Stock Shareholders                                             12/30/98        $.273843         $.212921
------------------------------------------------------------------------------------------------------------------
Preferred Stock Shareholders:            Series A                     11/09/98        $61.46           $42.48
                                                                      12/07/98        $60.96           $45.14
                                                                       1/04/99        $  .55           $ 3.86
                                         -------------------------------------------------------------------------
                                         Series B                     11/09/98        $62.28           $43.12
                                                                      12/07/98        $59.01           $43.71
                                                                       1/04/99        $ 3.67           $ 6.25
                                         -------------------------------------------------------------------------
                                         Series C                     11/02/98        $13.34           $11.57
                                                                      11/09/98        $14.34           $ 9.91
                                                                      11/16/98        $14.22           $ 9.94
                                                                      11/23/98        $14.27           $10.05
                                                                      11/30/98        $13.48           $ 9.60
                                                                      12/07/98        $13.84           $10.00
                                                                      12/14/98        $13.26           $ 9.74
                                                                      12/21/98        $13.41           $10.03
                                                                      12/28/98        $13.89           $10.69
                                                                       1/04/99        $18.08           $14.55
                                                                       1/11/99        $ 2.14           $ 2.99
------------------------------------------------------------------------------------------------------------------

*     All of the distributions are subject to the 20% tax rate.

      Please retain this information for your records.

MuniYield Quality Fund II, Inc.                                 October 31, 1999

MANAGED DIVIDEND POLICY

The Fund's dividend policy is to distribute substantially all of its net investment income to its shareholders on a monthly basis. However, in order to provide shareholders with a more consistent yield to the current trading price of shares of Common Stock of the Fund, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets, Liabilities and Capital, which comprises part of the Financial Information included in this report.

YEAR 2000 ISSUES

Many computer systems were designed using only two digits to designate years. These systems may not be able to distinguish the Year 2000 from the Year 1900 (commonly known as the "Year 2000 Problem"). The Fund could be adversely affected if the computer systems used by the Fund's management or other Fund service providers do not properly address this problem before January 1, 2000. The Fund's management expects to have addressed this problem before then, and does not anticipate that the services it provides will be adversely affected. The Fund's other service providers have told the Fund's management that they also expect to resolve the Year 2000 Problem, and the Fund's management will continue to monitor the situation as the Year 2000 approaches. However, if the problem has not been fully addressed, the Fund could be negatively affected. The Year 2000 Problem could also have a negative impact on the securities in which the Fund invests and this could hurt the Fund's investment returns.

MuniYield Quality Fund II, Inc.                                 October 31, 1999

OFFICERS AND DIRECTORS

Terry K. Glenn, President and Director
James H. Bodurtha, Director
Herbert I. London, Director
Robert R. Martin, Director
Joseph L. May, Director
Andre F. Perold, Director
Arthur Zeikel, Director
Vincent R. Giordano, Senior Vice President
Robert A. DiMella, Vice President
Kenneth A. Jacob, Vice President
Donald C. Burke, Vice President and Treasurer
Alice A. Pellegrino, Secretary

Custodian

The Bank of New York
90 Washington Street
New York, NY 10286

Transfer Agents

Common Stock:
The Bank of New York
101 Barclay Street
New York, NY 10286

Preferred Stock:
The Bank of New York
100 Church Street
New York, NY 10286

NYSE Symbol

MQT

This report, including the financial information herein, is transmitted to the shareholders of MuniYield Quality Fund II, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.

MuniYield Quality Fund II, Inc.
Box 9011
Princeton, NJ
08543-9011                                                       #16433 -- 10/99

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